QI Systems Inc.

Subscription Agreement

PP2007-04

SUBSCRIPTION AGREEMENT

QI Systems Inc.
Private Placement Offering

SUBSCRIPTIONS WILL BE ACCEPTED ONLY FROM “ACCREDITED INVESTORS” AS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”)

The undersigned agrees to purchase Units of QI Systems, Inc. (“QI SYSTEMS”) at a purchase price of $0.07 per Unit in the Private Placement Offering dated February 26, 2007. Each Unit consists of one share of common stock with a $0.001 par value ("Shares") and one warrant to purchase an additional share of common stock at the additional purchase price of $0.20 per share which is exercisable one hundred eighty (180) days after the close of the offering. Such warrant to purchase an additional share of common stock shall expire two (2) years from the closing of the Offering. If the Subscription stated below is accepted by QI SYSTEMS, the undersigned hereby executes and agrees to all the terms of offering and that the undersigned is an “Accredited Investor” as defined in Rule 501 of Regulation D under the Securities Act.

PLEASE, MAKE ALL CHECKS PAYABLE TO
QI Systems Inc.

Purchaser:		Subscription $:
# of shares:
(Signature / Title, if applicable)		Tax Year Ends:
Date:	,	Tax I.D.# or SS#:

Mailing Address:	Residence Address:

Telephone Number:	Telephone Number:

THIS IS A SPECULATIVE INVESTMENT SUITABLE ONLY FOR THOSE ACCREDITED INVESTORS CAPABLE OF SUSTAINING A TOTAL LOSS.

Accepted this ________ day of _______________________, _____________

QI Systems, Inc.

BY: _______________________________________

THE SHARES SUBSCRIBED FOR HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

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